HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-3574 – PremierSolutions Standard

333-72042       HV-5244 – PremierSolutions Standard (Series II)

Supplement dated March 20, 2017 to your Prospectus

SHARE CLASS CHANGE

Effective after close of business on March 24, 2017, Class T shares of the following Funds will be renamed Class M.

Fidelity Advisor® Real Estate Fund

As a result of the changes, all references to Class T shares for the above referenced Funds in your Prospectus are deleted and replaced with Class M shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.